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                                                                   Exhibit 10.32

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into effective as of the 30th day of August, 1996, by and between NORTH COAST ENERGY, INC., a Delaware corporation (the "BORROWER") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto have entered into the Credit Agreement dated September 20, 1993, as amended by that certain First Amendment to Credit Agreement effective as of March 16, 1994, that certain Second Amendment to Credit Agreement effective as of January 13, 1995, that certain Third Amendment to Credit Agreement effective as of August 8, 1995, and that certain Fourth Amendment to Credit Agreement effective as of March 31, 1996 (as amended, the "AGREEMENT"), pursuant to which the Lender has extended credit to the Borrower; and

     WHEREAS, the parties to the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

     1.1 TERMS DEFINED ABOVE. As used herein, each of the terms "AGREEMENT," "AMENDMENT," "BORROWER," and "LENDER" shall have the meaning assigned to such term hereinabove.

     1.2 TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.3 REFERENCES. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or Section in which such reference appears.


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     1.4 ARTICLES AND SECTIONS. This Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.5 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT
                             -----------------------

                  The Borrower and the Lender hereby amend the Agreement in the following particulars, effective as of and after the effective date of this
Amendment:

     2.1 AMENDMENT OF SECTION 1.2. The following definitions in Section 1.2 of the Agreement are hereby amended to read as follows:

        "COMMITMENT AMOUNT" shall mean the amount of $10,000,000, as such amount is reduced pursuant to Section 2.1.

        "NOTE" shall mean the promissory note of the Borrower, in the form attached as Exhibit I to the Fifth Amendment to Credit Agreement dated effective August 30, 1996, together with all renewals, extensions for any period, increases and rearrangements thereof.

     2.2 AMENDMENT OF SECTION 2.1. The last sentence of Section 2.1 of the Agreement is hereby amended to read as follows:

        "Commencing on October 1, 1996 and continuing thereafter on the first day of each calendar month through the date of the next Borrowing Base determination, the Commitment Amount shall be reduced by $110,000, and thereafter reduced on the first day of each calendar month in the amount determined by the Lender in connection with any redetermination of the Borrowing Base made in accordance with Section 2.8."

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     2.3 AMENDMENT OF SECTION 2.8(A). Section 2.8(a) of the Agreement is hereby amended to read as follows:

          "(a) The Borrowing Base as of the date of the Fifth Amendment to this Agreement is acknowledged by the Borrower and the Lender to be $10,000,000. "

     2.4 AMENDMENT OF SECTION 2.8(B). The first sentence of Section 2.8(b) of the Agreement is hereby amended to read as follows:

          "(b) The Borrowing Base shall be redetermined semi-annually as of each March 1st and September 1st on the basis of financial and engineering information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, Reserve Reports, and all other information available to the Lender."

     2.5 AMENDMENT OF SECTION 5.2. Section 5.2 of the Agreement is hereby amended to read as follows:

          "QUARTERLY FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES. Deliver to the Lender, on or before the 60th day after the close of each of the first three quarterly periods of each fiscal year of the Borrower, (a) a copy of the unaudited consolidated Financial Statements or the Securities and Exchange Commission Report on 10Q of the Borrower and its Subsidiaries as at the close of such quarterly period and from the beginning of such fiscal year to the end of such period, such Financial Statements or 10Q to be certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP and as a fair presentation of the condition of the Borrower and its Subsidiaries, subject to changes resulting from normal year-end audit adjustments, and (b) a Compliance Certificate."

     2.6 AMENDMENT OF SECTION 5.3. Section 5.3 of the Agreement is hereby amended to read as follows:

          "ANNUAL FINANCIAL STATEMENTS. Deliver to the Lender, on or before the 120th day after the close of each fiscal year of the Borrower, (a) a copy of the annual audited consolidated Financial Statements or the Securities and Exchange Commission Report on 10K of the Borrower and its Subsidiaries, and (b) a Compliance Certificate."

     2.7 AMENDMENT OF SECTION 6.1. Section 6.1 of the Agreement is hereby amended to read as follows:

          "INDEBTEDNESS. Create, incur, assume, or suffer to exist any Indebtedness, whether by way of loan or otherwise; PROVIDED, HOWEVER, the


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foregoing restriction shall not apply to (a) the Obligations, (b) unsecured accounts payable incurred in the ordinary course of business, which are not unpaid in excess of 60 days beyond invoice date or are being contested in good faith and as to which such reserve as is required by GAAP has been made, (c) Indebtedness of the Borrower existing as of the Closing Date in favor of The Metropolitan Savings Bank of Youngstown on the facility of the Borrower located at 3896 Oakwood Avenue, Youngstown, Ohio 44515, (d) other Indebtedness, together with Contingent Obligations outstanding under Section 6.2(d), not exceeding $500,000 in the aggregate at any time, and (e) Indebtedness of the Borrower existing as of the date of the Fifth Amendment to this Agreement in favor of the Lender and Bank One, Akron, N.A. in the original principal amount of $540,000 on the corporate headquarters of the Borrower located at 1993 Case Parkway, Twinsburg, Ohio 44087 "

     2.8 AMENDMENT OF SECTION 6.3. Section 6.3 of the Credit Agreement is hereby amended to read as follows:

          "LIENS. Create, incur, assume, or suffer to exist any Lien on any of its Oil and Gas Properties or any other of its Property, whether now owned or hereafter acquired; PROVIDED, HOWEVER, the foregoing restriction shall not apply to (a) Permitted Liens, (b) Liens to secure the Indebtedness permitted under
Section 6.1(c), (c) purchase money Liens to secure Indebtedness permitted under
Section 6.1(d)," or (d) liens to secure Indebtedness permitted under Section 6.1(e). /s/ CML /s/CMM

     2.9 AMENDMENT OF SECTION 6.14. Section 6.14 of the Agreement is hereby amended to read as follows:

          "SHAREHOLDER'S EQUITY. Permit Shareholder's Equity as of the close of any fiscal quarter to be less than $7,000,000, plus a cumulative 80% of positive Net Income for all fiscal years of the Borrower ending subsequent to March 31, 1996, less the amount of Preferred Stock dividends made for such period, plus a cumulative 100% of all net proceeds from equity offerings commencing from August 31, 1996."

                                   ARTICLE III

                                   CONDITIONS
                                   ----------

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.1 RECEIPT OF DOCUMENTS AND OTHER ITEMS. The Lender shall have received, reviewed, and approved the following documents and other items,



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appropriately executed when necessary and in form and substance satisfactory to the Lender:

          (a) multiple counterparts of this Amendment executed by the Borrower, as requested by the Lender;

          (b) Notice of Final Agreement; and

          (c) a Facility Fee in the amount of $5,000.

     3.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Agreement and this Amendment.

     3.3 MATTERS SATISFACTORY TO LENDER. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement and this Amendment.

                                    ARTICLE V

                                  RATIFICATION
                                  ------------

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Amendment.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     6.1 SCOPE OF AMENDMENT. The scope of this Amendment is expressly limited to the matters addressed herein and this Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of



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Default under the Agreement, except to the extent, if any, that any such breach,
Default, or Event of Default is remedied by the effect of this Amendment.

     6.2 AGREEMENT AS AMENDED. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

     6.3 PARTIES IN INTEREST. All provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender, and their respective successors and assigns.

     6.4 RIGHTS OF THIRD PARTIES. Subject to the provisions of Section 6.3, all provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

     6.5 ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND SHE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

     6.6 GOVERNING LAW. THIS AMENDMENT SHALL CONSTITUTE A CONTRACT ENTERED INTO UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

     6.7 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS AND HEREBY WAIVES ANY



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RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY
LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

     6.8 WAIVER OF RIGHTS TO JURY TRIAL. THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AMENDMENT, THE AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.



     IN WITNESS WHEREOF, this Fifth /s/CMM /s/CML Amendment to Credit Agreement is executed effective as of the date first hereinabove written.

                            NORTH COAST ENERGY, INC.

                            By: /s/Charles M. Lombardy, Jr.
                               ----------------------------------
                            Charles M. Lombardy, Jr.
                            Chief Executive Officer

                            BANK ONE, TEXAS,

                            NATIONAL ASSOCIATION

                            By: /s/ Christine M. Macan
                               ----------------------------------
                            Name: Christine M. Macan
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------

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                                    EXHIBIT I
                                    ---------

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE
                                 ---------------

$20,000,000                       Houston, Texas                 August 30, 1996

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of TWENTY MILLION DOLLARS ($20,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), together with interest at the rates and calculated as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

         This Note is issued, in whole or in part, in renewal and extension, but not innovation or discharge, of the remaining principal balance of the Promissory Note dated September 20, 1993, in the face amount of $10,000,000, executed by Maker and payable to the order of Payee.

         Without being limited thereto or thereby, this Note is secured by the Security Instruments.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

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                                          NORTH COAST ENERGY, INC.

                                          By: /s/ Charles M. Lombardy, Jr.
                                             -----------------------------
                                          Charles M. Lombardy, Jr.
                                          Chief Executive Officer


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                            NOTICE OF FINAL AGREEMENT
                            -------------------------

TO:      North Coast Energy, Inc. ("Borrower")
         5311 Northfield Road, Suite 320
         Bedford Heights, Ohio 44146

         As of the effective date of this Notice, Borrower and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") have consummated a transaction pursuant to which Bank has agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $10,000,000 (collectively, whether one or more, the "Loan") .

         In connection with the Loan, Borrower and Bank have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the "WRITTEN LOAN AGREEMENT").

         It is the intention of Borrower and Bank that this Notice be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower and Bank each warrants and represents that the entire agreement made and existing by or among Borrower and Bank with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among Borrower and Bank that are not reflected in the Written Loan Agreement.

         THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date: August 30, 1996.

                      BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                           By:   /s/Christine Macan
                                              --------------------------
                                           Name: Christine Macan
                                                ------------------------
                                           Title:      Vice President
                                                 -----------------------

                       (Signatures Continued on Next Page)

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ACKNOWLEDGED AND AGREED:

NORTH COAST ENERGY, INC.

By: /s/Charles M. Lombardy, Jr.
   ------------------------------
     Charles M. Lombardy, Jr.
     Chief Executive Officer

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